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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)              NOVEMBER 23, 1999



                                U.S. VISION, INC.
               (Exact Name of Registrant as Specified in Charter)



           DELAWARE                            0-23397                              22-3032948
(State or other jurisdiction of         (Commission File Number)       (I.R.S. employer identification no.)
 incorporation or organization)


1 HARMON DRIVE, GLEN OAKS INDUSTRIAL PARK, GLENDORA, NEW JERSEY                        08029
(Address of principal executive offices)                                             (Zip Code)



                                 (856) 228-1000
              (Registrant's Telephone Number, Including Area Code)






          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5. OTHER EVENTS.

         On November 23, 1999, U.S. Vision, Inc. issued a press release reporting earnings results for the third quarter and nine months ended October
31, 1999.

         A copy of the press release is attached as Exhibit 99.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits.

             99 -- Press Release, dated November 23, 1999.*




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   * Filed herewith.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, U.S. Vision, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 24, 1999             U.S. VISION, INC.



                                    By: /s/ Kathy G. Cullen
                                       -----------------------------------------
                                        Kathy G. Cullen, Chief Financial Officer



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                                  EXHIBIT INDEX


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
EXHIBIT
NUMBER                                   EXHIBIT
------                                   -------

   99           -- Press Release, dated November 23, 1999.*


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    * Filed herewith.